SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2008

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210
Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 24, 2008, VASCO Data Security International, Inc. (VASCO) issued a press release providing a financial update for the first quarter ended March 31, 2008. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 24, 2008, VASCO held a conference call with investors to discuss VASCO’s earnings and results of operations for the first quarter ended March 31, 2008. A script read by officers of VASCO during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The press release and the comments by VASCO during the conference call contained a non-GAAP financial measure within the meaning of the Securities and Exchange Commission’s Regulation G. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

The press release contained a reference to EBITDA and provided a reconciliation of EBITDA to net income. EBITDA, which is earnings before interest, taxes, depreciation and amortization, is computed by adding back net interest expense, income tax expense, depreciation expense, and amortization expense to net income as reported.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following Exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press release, dated April 24, 2008.

99.2	Text of script for April 24, 2008 Earnings Conference Call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2008	VASCO Data Security International, Inc.

	By:	/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer

EXHIBIT INDEX

The following Exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press release, dated April 24, 2008, announcing financial results of VASCO Data Security International, Inc. for the quarter ended March 31, 2008.

99.2	Text of script for April 24, 2008 Earnings Conference Call.